UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2015

NiSource Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16189	35-2108964
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana	46410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01	Regulation FD Disclosure.

NiSource, Inc. (“NiSource”) and Columbia Pipeline Group, Inc. (“CPG”) are hosting separate webcasts today, May 14, 2015, to further highlight their respective growth stategies and business plans following the separation of CPG from NiSource. NiSource’s post-separation executive team will present from 9:00 a.m. – 10:30 a.m. ET and CPG’s post-separation executive team will present from 10:30 a.m. – 12:00 p.m. ET. A copy of both webcasts will be available via live webcast and archived for future viewing through a link on NiSource’s website, www.nisource.com. NiSource’s and CPG’s related slide presentations are furnished as Exhibits 99.1 and 99.2, respectively, to this report, and are incorporated herein by reference. NiSource’s press release announcing the webcasts is furnished as Exhibit 99.3 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Slide Presentation NiSource Inc. dated May 14, 2015

99.2	Slide Presentation of Columbia Pipeline Group, Inc. dated May 14, 2015

99.3	Press Release issued on May 14, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NISOURCE INC.

May 14, 2015	By:	/s/ Robert E. Smith
Robert E. Smith Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Slide Presentation NiSource Inc. dated May 14, 2015

99.2	Slide Presentation of Columbia Pipeline Group, Inc. dated May 14, 2015

99.3	Press Release issued on May 14, 2015